UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

CLEARBRIDGE

ALL CAP VALUE FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks long-term capital growth. Current income is a secondary consideration.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Value Fund for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 31, 2021, Reed Cassady, a Director and a Portfolio Manager at ClearBridge Investments, LLC, the Fund’s subadviser, joined the Fund’s portfolio management team. Please refer to the prospectus supplement dated March 15, 2021, for additional information.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 29, 2021

II	ClearBridge All Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies we believe are undervalued in the marketplace. While we select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

The Fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when we believe smaller capitalization companies offer more attractive value opportunities. The Fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The announcement of effective vaccines for COVID-19 and a reduction in political uncertainty due to election victories by Joe Biden and the Democratic party contributed to a strong end to 2020 for U.S. equities. This resulted in a rebound in cyclical stocks that had been hit hardest earlier in 2020. The broad market was also bolstered by the implementation of a massive government stimulus plan and the Federal Reserve Board (the “Fed”)i commitment to low interest rates.

The first quarter saw the approval and distribution of a $1.9 trillion package in March, coinciding with an accelerating rollout of COVID-19 vaccines. As case counts began to decline, easing business restrictions and accommodating fiscal and monetary policies helped sustain a reopening sentiment within the U.S., with business confidence and new jobs numbers increasing. However, this combination of economic progress and accommodative monetary policy subsequently led to concerns over growing inflation. The yield curveii steepened and spurred a rotation into value as growth stocks sold off.

U.S. equities continued to generate healthy gains through the second quarter, driven by strong economic recovery. Greater vaccination distribution helped to spur performance in cyclical sectors through the quarter. The Energy sector was among the sector leaders, with oil finishing the quarter at a post-pandemic high of over $73 per barrel of West Texas Intermediate crude, as the reopening of global economies resulted in an increased demand for energy. However, value stocks saw a broadening out in leadership, with Real Estate, Health Care, Financials and Materials sectors making strong showings. Inflation concerns remained front and center for investors but were less acute as manufacturing growth steadied and some commodity prices moderated. However, the continued impact of federal stimulus programs and lingering COVID-19 concerns resulted in widespread labor shortages and wage inflation, particularly within the industries tied to reopening, such as restaurants, travel and leisure.

ClearBridge All Cap Value Fund 2021 Annual Report	1

Fund overview (cont’d)

After generating strong returns and achieving multiple record new highs in 2021, markets peaked in early September. The spread of the COVID-19 Delta variant put pressure on recovery plays, and shipping delays, labor shortages and raw material inflation intensified during the quarter. The Fed signaled that it would end its bond buying as early as November, and potentially raise the federal funds rateiii in late 2022 or 2023. Additionally, concerns over a slowing Chinese economy and its impact on ongoing global growth resulted in a slightly down market for value stocks. Ultimately the broad market Russell 3000 Indexiv delivered a flattish third quarter. While value stocks gave up some ground during the quarter, the Russell 3000 Value Indexv remained roughly 900 basis pointsvi ahead of its growth counterpart from September 2020 through September 2021.

Q. How did we respond to these changing market conditions?

A. Given the massive benefits of the fiscal response to COVID-19 for the consumer, our biggest pivot was in travel-related and leisure stocks. Beyond recovery plays we added to companies that will benefit from the Green Society plan that will accelerate electric vehicle and renewable energy adoption.

As vaccine distribution and the recovery got underway, we sought to keep the portfolio diversified among the most attractive current valuation opportunities in the market; in particular we sought robustness to higher rates from much lower equity duration than the overall market. We favored beneficiaries of higher rates such as Signature Bank in the Financials sector, companies with fortress-like balance sheets levered to strong energy demand such as Pioneer Natural Resources, consumer recovery plays such as industrial gas company Air Liquide and large cap biotech and drug stocks such as Johnson & Johnson.

As the transition to a new market cycle came into clearer focus, our portfolio turnover fell to more normal levels after a historically elevated period. High turnover is to be expected as our valuation discipline allows us to take advantage of volatility, which was at record-high levels during parts of the last year. We are also slowly trimming back the number of names as the new market cycle takes shape and uncertainty comes down.

Performance review

For the twelve months ended September 30, 2021, Class A shares of ClearBridge All Cap Value Fund, excluding sales charges, returned 42.55%. The Fund’s unmanaged benchmark, the Russell 3000 Value Index, returned 36.64%, for the same period. The Lipper Multi-Cap Value Funds Category Averagevii returned 38.74% over the same time frame.

2	ClearBridge All Cap Value Fund 2021 Annual Report

Performance Snapshot as of September 30, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge All Cap Value Fund:
Class A	3.74%	42.55%
Class C	3.43%	41.61%
Class I	3.93%	43.03%
Class IS	4.00%	43.09%
Russell 3000 Value Index	4.19%	36.64%
Lipper Multi-Cap Value Funds Category Average	4.41%	38.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.21%, 1.85%, 0.82% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.90% for Class C shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense limitation (“expense cap”) for Class I and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

ClearBridge All Cap Value Fund 2021 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Relative to the benchmark, stock selection in the Financials, Information Technology, Utilities, Industrials and Materials sectors contributed to relative returns. Additionally, overweights to the Financials and Energy sectors as well as underweights to the Communication Services and Consumer Staples sectors benefitted returns. In terms of individual securities, Synchrony Financials, OneMain Holdings, Wells Fargo, Citigroup and American International Group were the largest absolute contributors to performance.

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Energy, Consumer Staples and Health Care sectors as well as an overweight allocation to the Utilities sector detracted from relative returns. In terms of individual securities, Wheaton Precious Metals, Biogen, Unilever, Reynolds Consumer Products and Melco Resorts & Entertainment were the top detractors.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we initiated several new positions in the Fund, among which the more significant were Cisco Systems in the Information Technology sector, Signature Bank in the Financials sector, Medtronic in the Health Care sector, General Electric in the Industrials Sector and T-Mobile in the Communication Services sector. Larger positions closed during the period included Verizon Communications in the Communication Services sector, Citigroup and KeyCorp in the Financials sector and Alexion Pharmaceuticals and Bristol-Myers Squibb in the Health Care sector.

4	ClearBridge All Cap Value Fund 2021 Annual Report

Thank you for your investment in ClearBridge All Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Sam Peters, CFA

Portfolio Manager

ClearBridge Investments, LLC

Albert Grosman

Portfolio Manager

ClearBridge Investments, LLC

Reed Cassady, CFA

Portfolio Manager

ClearBridge Investments, LLC

October 20, 2021

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2021 were: Wells Fargo & Co. (3.6%), Johnson & Johnson (3.5%), OneMain Holdings Inc. (3.5%), Synchrony Financials (2.8%), American International Group Inc. (2.8%), US Bancorp (2.2%), DXC Technology Co. (2.2%), Cisco Systems Inc. (2.0%), AES Corp. (2.0%), and Pioneer Natural Resources Co. (2.0%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

ClearBridge All Cap Value Fund 2021 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2021 were: Financials (22.7%), Industrials (12.8%), Information Technology (11.9%), Health Care (11.8%), and Consumer Discretionary (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.).

vi	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 625 funds for the six-month period and among the 622 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge All Cap Value Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge All Cap Value Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.74%	$1,000.00	$1,037.40	1.12%	$5.72	Class A	5.00%	$1,000.00	$1,019.45	1.12%	$5.67
Class C	3.43	1,000.00	1,034.30	1.79	9.13	Class C	5.00	1,000.00	1,016.09	1.79	9.05
Class I	3.93	1,000.00	1,039.30	0.77	3.94	Class I	5.00	1,000.00	1,021.21	0.77	3.90
Class IS	4.00	1,000.00	1,040.00	0.70	3.58	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

8	ClearBridge All Cap Value Fund 2021 Annual Report

[1]	For the six months ended September 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge All Cap Value Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/21	42.55%	41.61%	43.03%	43.09%
Five Years Ended 9/30/21	9.32	8.65	9.73	N/A
Ten Years Ended 9/30/21	11.29	10.60	11.75	N/A
Inception* through 9/30/21	—	—	—	7.64

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/21	34.35%	40.61%	43.03%	43.09%
Five Years Ended 9/30/21	8.03	8.65	9.73	N/A
Ten Years Ended 9/30/21	10.63	10.60	11.75	N/A
Inception* through 9/30/21	—	—	—	7.64

Cumulative total returns

Without sales charges[1]
Class A (9/30/11 through 9/30/21)	191.52%
Class C (9/30/11 through 9/30/21)	173.88
Class I (9/30/11 through 9/30/21)	203.59
Class IS (Inception date of 9/15/17 through 9/30/21)	34.64

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

* Inception dates for Class A, C, I and IS shares are November 12, 1981, August 10, 1993, January 30, 1996 and September 15, 2017, respectively.

10	ClearBridge All Cap Value Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge All Cap Value Fund vs. Russell 3000 Value Index and Lipper Multi-Cap Value Funds Category Average† — September 2011 - September 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge All Cap Value Fund on September 30, 2011, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Category Average. The Russell 3000 Value Index (the “Index”) measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Multi-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds as of September 30, 2021. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge All Cap Value Fund 2021 Annual Report	11

Schedule of investments

September 30, 2021

ClearBridge All Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.4%
Communication Services — 5.0%
Interactive Media & Services — 0.8%
Facebook Inc., Class A Shares	40,000	$13,575,600	*
Media — 2.8%
Comcast Corp., Class A Shares	500,000	27,965,000
Gray Television Inc.	750,000	17,115,000
Total Media		45,080,000
Wireless Telecommunication Services — 1.4%
T-Mobile US Inc.	170,000	21,719,200	*
Total Communication Services		80,374,800
Consumer Discretionary — 8.3%
Auto Components — 0.8%
Goodyear Tire & Rubber Co.	700,000	12,390,000	*
Hotels, Restaurants & Leisure — 2.7%
Bloomin’ Brands Inc.	500,000	12,500,000	*
Carnival Corp.	650,000	16,256,500	*
Melco Resorts & Entertainment Ltd., ADR	400,000	4,096,000	*
Six Flags Entertainment Corp.	250,000	10,625,000	*
Total Hotels, Restaurants & Leisure		43,477,500
Household Durables — 1.0%
Sony Group Corp., ADR	150,000	16,587,000
Specialty Retail — 3.8%
AutoZone Inc.	12,000	20,375,880	*
Lithia Motors Inc.	45,000	14,266,800
Murphy USA Inc.	150,000	25,089,000
Total Specialty Retail		59,731,680
Total Consumer Discretionary		132,186,180
Consumer Staples — 4.0%
Food & Staples Retailing — 1.1%
Sprouts Farmers Market Inc.	750,000	17,377,500	*
Food Products — 0.6%
TreeHouse Foods Inc.	220,000	8,773,600	*
Household Products — 0.8%
Reynolds Consumer Products Inc.	475,002	12,986,555
Personal Products — 1.5%
Unilever PLC	449,995	24,325,839	(a)
Total Consumer Staples		63,463,494
Energy — 7.3%
Oil, Gas & Consumable Fuels — 7.3%
EQT Corp.	1,100,000	22,506,000	*

See Notes to Financial Statements.

12	ClearBridge All Cap Value Fund 2021 Annual Report

ClearBridge All Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc.	1,250,000	$20,912,500
Pioneer Natural Resources Co.	190,000	31,636,900
Suncor Energy Inc.	1,200,000	24,888,000
TotalEnergies SE, ADR	330,000	15,816,900
Total Energy		115,760,300
Financials — 22.7%
Banks — 7.8%
Signature Bank	110,000	29,950,800
US Bancorp	600,000	35,664,000
Wells Fargo & Co.	1,250,000	58,012,500
Total Banks		123,627,300
Consumer Finance — 6.2%
OneMain Holdings Inc.	1,000,000	55,330,000
Synchrony Financial	900,000	43,992,000
Total Consumer Finance		99,322,000
Diversified Financial Services — 2.1%
Equitable Holdings Inc.	625,000	18,525,000
Voya Financial Inc.	250,000	15,347,500
Total Diversified Financial Services		33,872,500
Insurance — 5.6%
American International Group Inc.	800,000	43,912,000
Fairfax Financial Holdings Ltd.	28,968	11,691,775
First American Financial Corp.	235,000	15,756,750
Progressive Corp.	110,000	9,942,900
Unum Group	300,000	7,518,000
Total Insurance		88,821,425
Thrifts & Mortgage Finance — 1.0%
MGIC Investment Corp.	1,100,000	16,456,000
Total Financials		362,099,225
Health Care — 11.8%
Biotechnology — 3.3%
AbbVie Inc.	230,000	24,810,100
Biogen Inc.	40,000	11,319,600	*
Gilead Sciences Inc.	240,000	16,764,000
Total Biotechnology		52,893,700
Health Care Equipment & Supplies — 1.8%
Medtronic PLC	225,000	28,203,750

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2021 Annual Report	13

Schedule of investments (cont’d)

September 30, 2021

ClearBridge All Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — 2.2%
Covetrus Inc.	510,000	$9,251,400	*
CVS Health Corp.	300,000	25,458,000
Total Health Care Providers & Services		34,709,400
Pharmaceuticals — 4.5%
Johnson & Johnson	350,000	56,525,000
Merck & Co. Inc.	200,000	15,022,000
Total Pharmaceuticals		71,547,000
Total Health Care		187,353,850
Industrials — 12.8%
Aerospace & Defense — 2.7%
Curtiss-Wright Corp.	95,000	11,987,100
General Dynamics Corp.	100,000	19,603,000
Spirit AeroSystems Holdings Inc., Class A Shares	245,000	10,826,550
Total Aerospace & Defense		42,416,650
Building Products — 2.3%
Johnson Controls International PLC	350,000	23,828,000
Owens Corning	150,000	12,825,000
Total Building Products		36,653,000
Construction & Engineering — 1.3%
Quanta Services Inc.	180,000	20,487,600
Electrical Equipment — 1.5%
Eaton Corp. PLC	90,000	13,437,900
Sensata Technologies Holding PLC	180,000	9,849,600	*
Total Electrical Equipment		23,287,500
Industrial Conglomerates — 2.7%
General Electric Co.	250,000	25,757,500
Honeywell International Inc.	85,000	18,043,800
Total Industrial Conglomerates		43,801,300
Machinery — 1.3%
Oshkosh Corp.	80,000	8,189,600
Stanley Black & Decker Inc.	75,000	13,148,250
Total Machinery		21,337,850
Trading Companies & Distributors — 1.0%
GATX Corp.	180,000	16,120,800
Total Industrials		204,104,700
Information Technology — 11.9%
Communications Equipment — 2.1%
Cisco Systems Inc.	600,000	32,658,000
Electronic Equipment, Instruments & Components — 0.6%
Vontier Corp.	300,000	10,080,000

See Notes to Financial Statements.

14	ClearBridge All Cap Value Fund 2021 Annual Report

ClearBridge All Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
IT Services — 3.2%
DXC Technology Co.	1,050,000	$35,290,500	*
Euronet Worldwide Inc.	125,000	15,910,000	*
Total IT Services		51,200,500
Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials Inc.	70,000	9,011,100
ON Semiconductor Corp.	200,000	9,154,000	*
Total Semiconductors & Semiconductor Equipment		18,165,100
Software — 2.9%
NortonLifeLock Inc.	700,000	17,710,000
Oracle Corp.	325,000	28,317,250
Total Software		46,027,250
Technology Hardware, Storage & Peripherals — 2.0%
NetApp Inc.	200,000	17,952,000
Western Digital Corp.	250,000	14,110,000	*
Total Technology Hardware, Storage & Peripherals		32,062,000
Total Information Technology		190,192,850
Materials — 6.1%
Chemicals — 3.3%
Air Liquide SA	95,000	15,200,674	(a)
Corteva Inc.	400,000	16,832,000
DuPont de Nemours Inc.	175,000	11,898,250
Olin Corp.	170,000	8,202,500
Total Chemicals		52,133,424
Construction Materials — 0.8%
Vulcan Materials Co.	75,000	12,687,000
Metals & Mining — 2.0%
Freeport-McMoRan Inc.	400,000	13,012,000
Nucor Corp.	100,000	9,849,000
Wheaton Precious Metals Corp.	250,000	9,395,000
Total Metals & Mining		32,256,000
Total Materials		97,076,424
Real Estate — 3.1%
Equity Real Estate Investment Trusts (REITs) — 3.1%
American Homes 4 Rent, Class A Shares	515,000	19,631,800
Kimco Realty Corp.	480,000	9,960,000
Sunstone Hotel Investors Inc.	660,000	7,880,400	*
Weyerhaeuser Co.	350,002	12,449,571
Total Real Estate		49,921,771

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

ClearBridge All Cap Value Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Utilities — 5.4%
Electric Utilities — 1.8%
Exelon Corp.		600,000	$29,004,000
Independent Power and Renewable Electricity Producers — 3.0%
AES Corp.		1,400,000	31,962,000
Vistra Corp.		900,000	15,390,000
Total Independent Power and Renewable Electricity Producers			47,352,000
Multi-Utilities — 0.6%
DTE Energy Co.		85,000	9,495,350
Total Utilities			85,851,350
Total Common Stocks (Cost — $1,162,979,813)			1,568,384,944

	Rate
Preferred Stocks — 1.0%
Consumer Discretionary — 1.0%
Automobiles — 1.0%
Volkswagen AG (Cost — $11,837,446)	4.860%	70,000	15,681,026	(a)
Total Investments before Short-Term Investments (Cost — $1,174,817,259)			1,584,065,970
Short-Term Investments — 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	8,151,428	8,151,428
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	2,037,857	2,037,857	(b)
Total Short-Term Investments (Cost — $10,189,285)			10,189,285
Total Investments — 100.1% (Cost — $1,185,006,544)			1,594,255,255
Liabilities in Excess of Other Assets — (0.1)%			(872,038)
Total Net Assets — 100.0%			$1,593,383,217

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2021, the total market value of investments in Affiliated Companies was $2,037,857 and the cost was $2,037,857 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge All Cap Value Fund 2021 Annual Report

Statement of assets and liabilities

September 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,182,968,687)	$1,592,217,398
Investments in affiliated securities, at value (Cost — $2,037,857)	2,037,857
Dividends and interest receivable	1,263,369
Receivable for Fund shares sold	113,470
Prepaid expenses	33,645
Total Assets	1,595,665,739

Liabilities:
Investment management fee payable	874,878
Payable for Fund shares repurchased	455,395
Service and/or distribution fees payable	333,012
Transfer agent fees payable	283,135
Trustees’ fees payable	235,194
Accrued expenses	100,908
Total Liabilities	2,282,522
Total Net Assets	$1,593,383,217

Net Assets:
Par value (Note 7)	$1,063
Paid-in capital in excess of par value	1,011,230,579
Total distributable earnings (loss)	582,151,575
Total Net Assets	$1,593,383,217

Net Assets:
Class A	$1,552,303,460
Class C	$9,317,495
Class I	$29,865,340
Class IS	$1,896,922

Shares Outstanding:
Class A	103,598,147
Class C	735,363
Class I	1,852,362
Class IS	117,785

Net Asset Value:
Class A (and redemption price)	$14.98
Class C*	$12.67
Class I (and redemption price)	$16.12
Class IS (and redemption price)	$16.10
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.89

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2021 Annual Report	17

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends	$ 37,887,821
Interest from unaffiliated investments	284
Interest from affiliated investments	122
Less: Foreign taxes withheld	(577,077)
Total Investment Income	37,311,150

Expenses:
Investment management fee (Note 2)	10,656,998
Service and/or distribution fees (Notes 2 and 5)	3,816,270
Transfer agent fees (Note 5)	2,737,211
Trustees’ fees	137,341
Fund accounting fees	81,508
Legal fees	80,475
Registration fees	74,972
Shareholder reports	52,959
Audit and tax fees	35,647
Insurance	14,555
Custody fees	10,341
Interest expense	13
Miscellaneous expenses	11,304
Total Expenses	17,709,594
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(521,921)
Net Expenses	17,187,673
Net Investment Income	20,123,477

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions in unaffiliated securities	167,650,922
Foreign currency transactions	3,300
Net Realized Gain	167,654,222
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	314,743,173
Foreign currencies	(2,233)
Change in Net Unrealized Appreciation (Depreciation)	314,740,940
Net Gain on Investments and Foreign Currency Transactions	482,395,162
Increase in Net Assets From Operations	$502,518,639

See Notes to Financial Statements.

18	ClearBridge All Cap Value Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment income	$ 20,123,477	$ 21,812,028
Net realized gain	167,654,222	38,698,646
Change in net unrealized appreciation (depreciation)	314,740,940	(250,892,410)
Increase (Decrease) in Net Assets From Operations	502,518,639	(190,381,736)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(59,593,603)	(22,800,034)
Decrease in Net Assets From Distributions to Shareholders	(59,593,603)	(22,800,034)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	66,463,955	60,758,944
Reinvestment of distributions	58,949,783	22,516,701
Cost of shares repurchased	(190,901,833)	(215,074,264)
Decrease in Net Assets From Fund Share Transactions	(65,488,095)	(131,798,619)
Increase (Decrease) in Net Assets	377,436,941	(344,980,389)

Net Assets:
Beginning of year	1,215,946,276	1,560,926,665
End of year	$1,593,383,217	$1,215,946,276

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2021 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.98	$12.73	$14.81	$15.88	$15.36

Income (loss) from operations:
Net investment income	0.18	0.19	0.16	0.10	0.11
Net realized and unrealized gain (loss)	4.37	(1.75)	(0.78)	1.00	2.82
Total income (loss) from operations	4.55	(1.56)	(0.62)	1.10	2.93

Less distributions from:
Net investment income	(0.18)	(0.19)	(0.10)	(0.11)	(0.15)
Net realized gains	(0.37)	—	(1.36)	(2.06)	(2.26)
Total distributions	(0.55)	(0.19)	(1.46)	(2.17)	(2.41)

Net asset value, end of year	$14.98	$10.98	$12.73	$14.81	$15.88
Total return[2]	42.55%	(12.50)%	(3.41)%[3]	7.42%	20.66%

Net assets, end of year (millions)	$1,552	$1,184	$1,510	$1,638	$1,648

Ratios to average net assets:
Gross expenses	1.16%	1.20%	1.16%	1.19%	1.23%
Net expenses[4,5]	1.13	1.16	1.13	1.17	1.23
Net investment income	1.32	1.61	1.25	0.69	0.72

Portfolio turnover rate	28%	20%	14%	16%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (3.48)% for the year ended September 30, 2019.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge All Cap Value Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.35	$10.76	$12.73	$13.92	$13.73

Income (loss) from operations:
Net investment income (loss)	0.07	0.09	0.06	0.01	(0.00) [2]
Net realized and unrealized gain (loss)	3.71	(1.50)	(0.64)	0.86	2.51
Total income (loss) from operations	3.78	(1.41)	(0.58)	0.87	2.51

Less distributions from:
Net investment income	(0.09)	—	(0.03)	—	(0.06)
Net realized gains	(0.37)	—	(1.36)	(2.06)	(2.26)
Total distributions	(0.46)	—	(1.39)	(2.06)	(2.32)

Net asset value, end of year	$12.67	$9.35	$10.76	$12.73	$13.92
Total return[3]	41.61%	(13.10)%	(3.78)%[4]	6.69%	19.89%

Net assets, end of year (000s)	$9,317	$9,262	$17,348	$132,561	$147,608

Ratios to average net assets:
Gross expenses	1.86%	1.84%	1.76%	1.82%	1.95%
Net expenses[5,6]	1.83	1.80	1.72	1.80	1.94
Net investment income (loss)	0.61	0.95	0.52	0.06	(0.01)

Portfolio turnover rate	28%	20%	14%	16%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (4.67)% for the year ended September 30, 2019.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 2.00%.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2021 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.78	$13.63	$15.75	$16.77	$16.10

Income (loss) from operations:
Net investment income	0.25	0.25	0.22	0.17	0.18
Net realized and unrealized gain (loss)	4.68	(1.86)	(0.82)	1.05	2.96
Total income (loss) from operations	4.93	(1.61)	(0.60)	1.22	3.14

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.16)	(0.18)	(0.21)
Net realized gains	(0.37)	—	(1.36)	(2.06)	(2.26)
Total distributions	(0.59)	(0.24)	(1.52)	(2.24)	(2.47)

Net asset value, end of year	$16.12	$11.78	$13.63	$15.75	$16.77
Total return[2]	43.03%	(12.13)%	(3.06)%[3]	7.82%	21.13%

Net assets, end of year (000s)	$29,865	$21,592	$32,709	$41,936	$39,751

Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.80%	0.81%	0.86%
Net expenses[4]	0.77 [5]	0.78 [5]	0.77 [5]	0.79 [5]	0.86
Net investment income	1.68	1.99	1.60	1.07	1.10

Portfolio turnover rate	28%	20%	14%	16%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (3.20)% for the year ended September 30, 2019.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge All Cap Value Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2021	2020	2019	2018	2017[2]

Net asset value, beginning of year	$11.77	$13.62	$15.74	$16.77	$16.40

Income (loss) from operations:
Net investment income	0.27	0.26	0.24	0.18	0.00	[3]
Net realized and unrealized gain (loss)	4.66	(1.86)	(0.83)	1.05	0.37
Total income (loss) from operations	4.93	(1.60)	(0.59)	1.23	0.37

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.17)	(0.20)	—
Net realized gains	(0.37)	—	(1.36)	(2.06)	—
Total distributions	(0.60)	(0.25)	(1.53)	(2.26)	—

Net asset value, end of year	$16.10	$11.77	$13.62	$15.74	$16.77
Total return[4]	43.09%	(12.07)%	(2.98)%[5]	7.87%	2.26%

Net assets, end of year (000s)	$1,897	$1,003	$1,239	$199	$125

Ratios to average net assets:
Gross expenses	0.77%	0.75%	0.76%	0.76%	0.78%[6]
Net expenses[7]	0.70 [8]	0.70 [8]	0.70 [8]	0.71 [8]	0.78	[6]
Net investment income	1.76	2.08	1.81	1.17	0.22	[6]

Portfolio turnover rate	28%	20%	14%	16%	24%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 15, 2017 (inception date) to September 30, 2017.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended September 30, 2019.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended September 30, 2017.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2021 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

24	ClearBridge All Cap Value Fund 2021 Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge All Cap Value Fund 2021 Annual Report	25

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Staples	$39,137,655	$24,325,839	—	$63,463,494
Materials	81,875,750	15,200,674	—	97,076,424
Other Common Stocks	1,407,845,026	—	—	1,407,845,026
Preferred Stocks	—	15,681,026	—	15,681,026
Total Long-Term Investments	1,528,858,431	55,207,539	—	1,584,065,970
Short-Term Investments†	10,189,285	—	—	10,189,285
Total Investments	$1,539,047,716	$55,207,539	—	$1,594,255,255

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

26	ClearBridge All Cap Value Fund 2021 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

ClearBridge All Cap Value Fund 2021 Annual Report	27

Notes to financial statements (cont’d)

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

28	ClearBridge All Cap Value Fund 2021 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.700%
Next $0.5 billion	0.680
Next $0.5 billion	0.650
Next $1.0 billion	0.600
Over $3.5 billion	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.90%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $521,921, which included an affiliated money market fund waiver of $155.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

ClearBridge All Cap Value Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$212,251	—
CDSCs	491	$661

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2021, the Fund had accrued $222,395 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$409,972,410
Sales	512,866,523

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,185,006,665	$438,837,444	$(29,588,854)	$409,248,590

4. Derivative instruments and hedging activities

During the year ended September 30, 2021, the Fund did not invest in derivative instruments.

30	ClearBridge All Cap Value Fund 2021 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$3,714,420	†	$2,704,656
Class C	101,850		13,541
Class I	—		18,581
Class IS	—		433
Total	$3,816,270		$2,737,211

†	Amount shown is exclusive of expense reimbursements. For the year ended September 30, 2021, the service and/or distribution fees reimbursed amounted to $229 for Class A shares.

For the year ended September 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$508,212
Class C	3,482
Class I	9,353
Class IS	874
Total	$521,921

6. Distributions to shareholders by class

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class A	$18,509,265	$22,231,253
Class C	85,808	—
Class I	389,196	547,169
Class IS	15,758	21,612
Total	$19,000,027	$22,800,034

Net Realized Gains:
Class A	$39,562,555	—
Class C	340,314	—
Class I	665,068	—
Class IS	25,639	—
Total	$40,593,576	—

ClearBridge All Cap Value Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020

	Shares	Amount	Shares	Amount
Class A
Shares sold	3,740,588	$52,071,195	4,525,612	$51,465,104
Shares issued on reinvestment	4,693,624	57,449,957	1,670,390	21,999,035
Shares repurchased	(12,662,865)	(173,198,978)	(16,939,199)	(192,796,502)
Net decrease	(4,228,653)	$(63,677,826)	(10,743,197)	$(119,332,363)

Class C
Shares sold	478,848	$6,039,389	97,731	$1,010,378
Shares issued on reinvestment	40,410	420,672	—	—
Shares repurchased	(774,283)	(9,323,287)	(720,273)	(6,866,707)
Net decrease	(255,025)	$(2,863,226)	(622,542)	$(5,856,329)

Class I
Shares sold	488,300	$7,504,999	668,780	$8,100,738
Shares issued on reinvestment	79,037	1,037,757	35,257	496,054
Shares repurchased	(548,392)	(8,027,787)	(1,270,089)	(15,134,438)
Net increase (decrease)	18,945	$514,969	(566,052)	$(6,537,646)

Class IS
Shares sold	55,438	$848,372	14,483	$182,724
Shares issued on reinvestment	3,158	41,397	1,538	21,612
Shares repurchased	(26,025)	(351,781)	(21,809)	(276,617)
Net increase (decrease)	32,571	$537,988	(5,788)	$(72,281)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

32	ClearBridge All Cap Value Fund 2021 Annual Report

all or some portion of the year ended September 30, 2021. The following transactions were effected in such company for the year ended September 30, 2021.

	Affiliate Value at September 30, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$1,937,548	$30,158,912	30,158,912	$30,058,603	30,058,603

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$122	—	$2,037,857

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$19,000,027	$22,800,034
Net long-term capital gains	40,593,576	—
Total distributions paid	$59,593,603	$22,800,034

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$21,682,265
Undistributed long-term capital gains — net	151,276,534
Total undistributed earnings	$172,958,799
Other book/tax temporary differences (a)	(55,580)
Unrealized appreciation (depreciation) (b)	409,248,356
Total distributable earnings (loss) — net	$582,151,575

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of

ClearBridge All Cap Value Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

34	ClearBridge All Cap Value Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge All Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge All Cap Value Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge All Cap Value Fund 2021 Annual Report	35

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	34,818,031,380	864,701,681
Andrew L. Breech	34,891,912,353	790,820,707
Althea L. Duersten	34,730,529,034	952,204,027
Stephen R. Gross	34,874,507,049	808,226,012
Susan M. Heilbron	34,856,171,717	826,561,344
Howard J. Johnson	34,814,514,173	868,218,888
Arnold L. Lehman	34,848,857,750	833,875,311
Robin J.W. Masters	34,921,642,190	761,090,871
Jerome H. Miller	34,813,954,150	868,778,910
Ken Miller	34,616,366,023	1,066,367,039
G. Peter O’Brien	34,889,564,576	793,168,485
Thomas F. Schlafly	34,849,538,606	833,194,455
Jane Trust	34,981,181,494	701,551,567

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

36	ClearBridge All Cap Value Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge All Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

ClearBridge All Cap Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

38	ClearBridge All Cap Value Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

ClearBridge All Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office1 and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

40	ClearBridge All Cap Value Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

ClearBridge All Cap Value Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

42	ClearBridge All Cap Value Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge All Cap Value Fund	43

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2021:

	Pursuant to:		Amount Reported

Long-Term Capital Gain Dividends	§	852(b)(3)(C)	$40,593,576

Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$31,901,799

Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$37,878,090

Qualified Business Income Dividends	§	199A	$218,139

44	ClearBridge All Cap Value Fund

ClearBridge

All Cap Value Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W.Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

ClearBridge All Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge All Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge All Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0283 11/21 SR21-4278

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,125 in September 30, 2020 and $149,125 in September 30, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $50,000 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in September 30, 2020 and $0 in September 30, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $857,833 in September 30, 2020 and $809,629 in September 30, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were                  elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 24, 2021